UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2006

AMERICAN WATER STAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32220	87-0636498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2580 Anthem Village Drive, Suite B1 Las Vegas, Nevada	89052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 588-5965

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed by American Water Star, Inc. (the “Registrant”) to include Weaver & Martin, LLC’s letter as exhibit 16. The Original Filing is hereby superseded and amended as set forth in this Amendment No. 1.

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On February 1, 2007, American Water Star dismissed Weaver & Martin, LLC as its independent auditor and appointed L.L. Bradford & Company, LLC as American Water Star’s independent accountants for the years ended December 31, 2004 and 2005. This is a change in accountants recommended by American Water Star’s Audit Committee and ratified by American Water Star’s Board of Directors. L.L. Bradford & Company, LLC was engaged by American Water Star on February 1, 2006. During the most recent two fiscal years and the portion of time preceding the decision to engage L. L. Bradford & Company, LLC, neither American Water Star nor anyone engaged on its behalf has consulted with L.L. Bradford & Company, LLC regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B) or a reportable event.

The audit reports issued by Weaver & Martin, LLC with respect to American Water Star’s financial statements for December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. From February 24, 2005 through February 1, 2006, when Weaver & Martin LLC was dismissed as American Water Star’s independent accountant, there were no disagreements between American Water Star and Weaver & Martin, LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weaver & Martin, LLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The Registrant has provided a copy of this amended Current Report to Weaver & Martin, LLC and has attached their letter as Exhibit 16.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

EXHIBITS

Exhibit Number	Exhibit Title of Description
16	Letter from Weaver & Martin, LLC, dated February 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Water Star, Inc.

By: /s/Roger Mohlman

Roger Mohlman, Chief Executive Officer

Date: July 23, 2007